SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ACP Strategic Opportunities Fund II, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACP STRATEGIC OPPORTUNITIES FUND II, LLC
1235 Westlakes Drive, Suite 130
Berwyn, PA  19312

July 27, 2007
Dear Member:

A Special Meeting of Holders of Units (the "Meeting") of the ACP Strategic Opportunities Fund II, LLC (the "Fund") has been scheduled for Monday, August 20, 2007, at 9:00 a.m. Eastern Time. If you own units of the Fund as of the close of business on June 29, 2007, you are entitled to vote at the Meeting and any adjournment of the Meeting.

While you are, of course, welcome to join us at the meeting, most unit holders ("Members") cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of units may be voted. The attached proxy statement is designed to give you information relating to the proposals on which you are asked to vote. The proposals described in the proxy statement relate to the following matters:

         1.      To elect two (2) existing directors and two (2) new directors to the Board of Directors of the Fund (the "Board of Directors") to hold office until their successor(s) are elected or until their resignation or removal.

         2.      To act on any other business properly brought before the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE "FOR" THE PROPOSAL.

Your vote is important regardless of the number of units that you own. Please do not hesitate to call us at (610) 993-9999 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Fund.

Sincerely,

Gary E. Shugrue
President

IMPORTANT NOTICE

We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on at the Meeting.

QUESTIONS AND ANSWERS

Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?

A.  The Board of Trustees (the “Board”) currently consists of two trustees, Robert Andres and John Connors. The Trust is seeking to enlarge its Board from two trustees to four through the election of two new trustees (the "New Trustees") to the Board. The Board believes that the addition of the New Trustees will promote efficiency in the governance of the Fund. One of the New Trustees is an "interested person" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds and one of the New Trustees is not an “interested person”. The two existing trustees (the "Existing Trustees") are considered Independent Trustees (not “interested persons”) of the Funds.  Accordingly, if Shareholders approve the two proposed trustees, the Independent Trustees would constitute seventy-five percent of the Board. In March 2007, John Van Roden resigned from the Board of the Fund.

Q.   WHY AM I BEING ASKED TO VOTE ON THE ELECTION OF THE PROPOSED DIRECTORS?

A.   Appointments to the Board generally are made by existing directors.  However, the 1940 Act requires that if less than a majority of directors holding office have been elected by the Fund's Members, the directors in office shall call a Members' meeting for the election of directors. In addition, the 1940 Act provides that directors may not fill vacancies unless thereafter at least two-thirds of the directors have been elected by Members. Because only the two Existing Directors have been elected by Members, the Directors may not appoint the two New Directors without the affirmative approval of the members.

Q.   HOW DO THE CURRENT DIRECTORS SUGGEST THAT I VOTE?

A.   After careful consideration, the Existing Directors unanimously recommend that you vote "FOR" this proposal. Please see "Recommendations of the Board" for a discussion of the advantages of enlarging the Board.

Q.   HOW WILL THIS AFFECT MY ACCOUNT?

A.   The Fund will continue to be managed in accordance with its registration statement as filed with the Securities and Exchange Commission and as amended from time to time.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A.   Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all Members to participate in the governance of their Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A.   We will be happy to answer your questions about this proxy solicitation. Please call us at (610) 993-9999 between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Q.   WHERE DO I MAIL MY PROXY CARD?

A.    You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize this method of voting.

ACP STRATEGIC OPPORTUNITIES FUND II, LLC
1235 Westlakes Drive, Suite 130
Berwyn, PA  19312

NOTICE OF SPECIAL MEETING OF MEMBERS
TO BE HELD ON MONDAY AUGUST 20, 2007

To the Members of ACP Strategic Opportunities Fund II, LLC:

         Notice is hereby given that a Special Meeting of Holders of Units  (the "Meeting") of the ACP Strategic Opportunities Fund II, LLC (the "Fund") will be held at the offices of Ascendant Capital Partners, LP, 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312 on Monday, August 20, 2007 at 9:00 a.m. Eastern Time.

At the Meeting, owners of units of the Fund ("Members") will be asked to consider and act on the following proposals:

         1.      To elect two (2) existing directors and two (2) new directors to the Board of Directors to hold office until their successor(s) are elected or until their resignation or removal.

         2.      To act on any other business properly brought before the meeting.

         All Members are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of units may be voted.

         Members of record at the close of business on June 29, 2007 are entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.

                                         By Order of the Board of Directors

Gary E. Shugrue
President

July 27, 2007

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

ACP STRATEGIC OPPORTUNITIES FUND II, LLC
1235 Westlakes Drive, Suite 130
Berwyn, PA  19312

PROXY STATEMENT
SPECIAL MEETING OF MEMBERS
ACP STRATEGIC OPPORTUNITIES FUND II, LLC

TO BE HELD ON AUGUST 20, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ACP Strategic Opportunities Fund II, LLC (the “Fund”) for use at the Special Meeting of Members to be held Monday, August 20, 2007 at 9:00 a.m. Eastern Time at the offices of Ascendant Capital Partners, LP (the “Investment Manager”), 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the “Meeting”).  Members of the Fund of record at the close of business on June 29, 2007 (“Members”) are entitled to vote at the Meeting.

As of June 29, 2007, the Fund had 2,533,865.027 units of beneficial interest (“Units”) issued and outstanding:

Each Member shall be entitled to cast at the Meeting a number of votes equivalent to such Member's Investment Percentage (as such term is defined in the Fund's Limited Liability Company Operating Agreement ("Operating Agreement")) as of the record date of the Meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum. If a quorum is present, a plurality of the Units voted shall elect a director. Abstentions and "broker non-votes" will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present.

In addition to the solicitation of proxies by mail, the Board and officers of the Fund may solicit proxies in person or by telephone.  Persons holding Units as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals.  The Fund will pay the costs of the Meeting and proxy materials.  The proxy card and this Proxy Statement are being mailed to Members on or about July 27, 2007.

Units represented by duly executed proxies will be voted in accordance with the instructions given.  Proxies may be revoked at any time before they are exercised by a written revocation received by an officer of the Fund at 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

INTRODUCTION

The Fund is organized as a Delaware limited liability company and is not required to hold annual meetings of Members.  The Meeting is being called in order to permit the Members of the Fund to consider and vote the following proposal (the “Proposal”):

To elect John Connors, and Robert P. Andres (the "Existing Directors"), and Gary Shugrue and James Brinton (the "New Directors," and together with the Existing Directors, the "Proposed Directors") to the Fund’s Board of Directors to hold office until their resignation or removal, whose terms will be effective on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as Member approval is obtained.

PROPOSAL.                        ELECTION OF PROPOSED DIRECTORS TO THE BOARD OF DIRECTORS

It is proposed that the Proposed Directors be elected at the Meeting to serve as directors of the Fund.  Mr. Shugrue is the President and Chief Investment Officer of the Fund and is the President and Chief Investment Officer of the Investment Manager. In addition, Mr. Shugrue owns a majority interest in the Investment Manager through its general partner. Accordingly, Mr. Shugrue is considered an "interested person" of the Fund as that term is defined in the Investment Fund Act of 1940, as amended (the "1940 Act"). Messrs. Connors, Andres and Brinton are not "interested persons" of the Fund and, accordingly, each of these Proposed Directors would be considered an “independent director" (an "Independent Director") of the Fund. Together, these four individuals will comprise the entire Board of the Fund and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. Each of the Proposed Directors has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Meeting for the election of the Proposed Directors. If any Proposed Director is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

Prior to the resignation of John Van Roden from the Board in March, 2007, the Board consisted of Mr. Van Roden and the two Existing Directors. The Board has determined that the addition of the two New Directors would promote efficiency in the governance of the Fund. In addition, the Securities and Exchange Commission (the "SEC") has adopted a  number of exemptive rules under the 1940 Act that require any investment company that relies on these exemptive rules, including the Fund, to have a board of directors whose independent directors constitute at least seventy-five percent of the board. If Members approve all of the Proposed Directors, the Independent Directors would constitute seventy-five percent of the Board. In addition, the 1940 Act provides that directors may not fill vacancies unless thereafter at least two-thirds of the directors have been elected by Members. Because only the two Existing Directors have been elected by Members, the Existing Directors may not appoint the two New Directors without the approval of the Members.

Each of the Existing Directors currently serves on the Board. The New Directors have significant experience with and understand the general operations of registered investment companies. The Existing Directors are familiar with the experience of the New Directors in overseeing investment Fund portfolios, and wish to bring that same level of expertise to the Fund. Accordingly, the Existing Directors agreed, at a meeting of the board held on June 25, 2007 to expand the size of the Board to four directors, and unanimously approved the nomination of the New Directors.

INFORMATION ABOUT THE BOARD

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The number of directors is set by the Board. The Board of Directors met three  (3) times during 2006. The Existing Directors attended 100% of the Board meetings held in 2006.

The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Director, the remaining directors may appoint an individual to serve as a Director, so long as immediately after such appointment the Members would have elected at least two-thirds of the Directors then serving. The Directors may call a meeting of Members to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving.

The Fund's Operating Agreement provides that the status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, or file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Director; or (viii) shall otherwise cease to be a Director of the Fund under the Delaware Limited Liability Company Act. A Director may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

The Operating Agreement provides further that the Fund shall indemnify each Director (including for this purpose his or her executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification shall not be construed so as to provide for indemnification of a Director for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law. Directors may also be entitled to advancement of expenses incurred in legal proceedings provided that the director undertakes to reimburse the Fund if it is ultimately determined that indemnification of such expenses is not authorized under the Operating Agreement

The Board does not currently have standing audit or nomination committees. Rather, the full Board has performed the functions of such committees. The Board has determined to establish the following standing committees:

Audit Committee. The Board is in the process of establishing a standing Audit Committee that will be composed of Messrs. Connors, Mr. Andres, and Brinton, the Independent Directors of the Fund. The Board expects that the Audit Committee will adopt a written charter that will be approved by the Board. The Audit Committee’s duties are expected to include, among other things, the selection of the Fund’s independent auditors, meeting with the independent auditors and discussing their independence and the matters required to be discussed by the Statement on Auditing Standards No. 114 (Communications with Audit Committees) and reviewing the Fund’s annual financial statements with both management and the independent auditors. The Board, acting as the Audit Committee, met three (3) times in 2006.

Nominating Committee. The Board is in the process of establishing a standing Nominating Committee that will be composed of each of the Independent Directors of the Fund. The principal responsibilities of the Nominating Committee are expected to be the consideration, recommendation and nomination of candidates to fill vacancies on the Fund’s Board, if any. The Board does not presently, and the Nominating Committee is not expected to, consider nominees recommended by Members. The Nominating Committee will meet periodically, as necessary. The Board, acting as the Nominating Committee, met three (3) times during 2006.

It is expected that the Nominating Committee’s policy will be to identify potential nominees based on suggestions from the President of the Fund and other members of the Board of Directors and to evaluate such persons as a Committee. In addition, from time to time, the Nominating Committee may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate.

The Nominating Committee is expected to review and evaluate each candidate’s background, experience and other qualifications as well as the overall composition of the Board, and recommend to the Board of Directors for its approval the slate of directors to be nominated for election at any annual or special meeting of the Fund’s Members at which directors are to be elected.

It is expected that the Nominating Committee will consider all applicable legal and regulatory requirements that govern the composition of the Board of Directors.

Information about the Proposed Directors and the Executive Officers

The following information as of June 29, 2007 was furnished to the Fund by each of the Proposed Directors and each currently serving Officer, and sets forth the name, age, principal occupation or employment of each such person, all positions and offices person has held with the Fund, and the period during which he or she has served as a director or executive officer of the Fund Unless otherwise noted, the business address of each Officer is 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.  None of the Officers receive compensation from the Fund for their services.

Independent Directors

Name, (Age) and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director or Nominee
John Connors, Age 64	Director	Term-Indefinite; Length-Since 2002
Portfolio Manager, Guyasuta Investment Advisors (Since 12/2000); previously, Portfolio Manager, Delaware Investments. N/A (1977-2000); portfolio manager Mellon Bank (1967-1977); Financial Analyst IBM (10/65-6/67)
				ACP Funds Trust,(2 series); ACP Strategic Opportunities Fund II, LLC.	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.
Robert Andres, Age 68	Director	Term-Indefinite; Length-since 2004
President, Andres Capital Management (present); previously, Haverford Trust (2005-Present); Martindale Andres & Co. (1989-1994); President, Merrill Lynch Mortgage Capital (1970-1987);National Sales Manager, Municipal Securities, Kidder Peabody (1968-1970); Herbert J. Sims & Co. (1962-1964)Municipal Bond Division., J.P. Morgan (1957-1962).
				ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.
James Brinton, Age 52	Director Nominee	Term-Indefinite Length-N/A	President, Robert J. McAllister Agency, Inc. (Independent Insurance Broker) (since 1979)	ACP Funds Trust, (2 series) (nominee); ACP Strategic Opportunities Fund II, LLC (nominee).	Quaker Investment Trust (8 series); ACP Funds Trust (2 series)(nominee); ACP Strategic Opportunities Fund II, LLC (nominee).

Interested Director

Name, (Age) and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director or Nominee
Gary Shugrue Age 53, (1)	Director Nominee; President and Chief Investment Officer of Fund since 2001	Term- Indefinite Length-N/A	President & Chief Investment Officer of Ascendant Capital Partners, LP. (since 2001); previously, General Partner of Argos Advisors (1988-2000).	ACP Funds Trust (2 series) (nominee);ACP Strategic Opportunities Fund II, LLC (nominee).	BHR Fund Advisors; ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.
(1) See “Proposal 1-Election of Proposed Directors to the Board of Directors” for an explanation as to why Mr. Shugrue is deemed to be an “interested person”

Officers

Name, (Age) and address During the Past 5 Years	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Gary Shugrue, Age 53	President and Chief Investment Officer	Term-Indefinite Length of Service- Since 2001	President & Chief Investment Officer of Ascendant Capital Partners, LP. (since 2001); previously, General Partner of Argos Advisors (1988-2000).	BHR Fund Advisors; ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.
Stephanie Strid Davis, Age 36	Director, Client Services and Fund Administration	Term-Indefinite Length of Service- Since 2001	Director, Client Services and Fund Operations, Ascendant Capital Partners, LP (since 2001)	None

Fund Shares Owned by Board Members.  The following table shows the dollar amount range of each Director’s “beneficial ownership” of shares of the Fund as of June 29, 2007. Dollar amount ranges disclosed are established by the Securities and Exchange Commission. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (“1934 Act”).

Independent Directors

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John Connors	$0	$0
James Brinton	$0	$0
Robert Andres	Over $100,000	Over $100,000

Interested Director

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Gary Shugrue	$10,001 - $50,000	$10,001 - $50,000

Independent Directors Ownership of Securities

As of June 29, 2007, no Independent Director of the Fund owned securities in the Investment Manager or in an entity controlling, controlled by or under common control with the Investment Manager. As of such date, Gary Shugrue owned a majority of the outstanding securities of the general partner of the Investment Manager.

Compensation of the Directors.

Independent Directors

Name and Position with Fund	2006 Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Directors 2006	Estimated Annual Benefits Upon Retirement
John Connors, Director	$3000	$0	$3000	$0
James Brinton, Director Nominee	$0	$0	$0	$0
Robert Andres, Director	$4500	$0	$4500	$0

Interested Director

Name and Position with Fund	2006 Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Total Compensation from Fund and Fund Complex Paid to Directors 2006(1)	Estimated Annual Benefits Upon Retirement (1)
Gary Shugrue, Director Nominee	$0	$0	$0	$0
(1) Mr. Shugrue is employed by the Investment Manager and receives compensation in that capacity but will not receive compensation from the Fund for services as a director.

The Independent Directors receive meeting fees of $2,500 per meeting attended in person or $500 in the case of meetings attended by telephone. The Independent Directors will not receive fees for committee meetings. Interested Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

RECOMMENDATION OF THE BOARD

In its deliberations, the Board considered various matters related to the management and long-term welfare of the Fund. The Board considered, among other factors, the benefits that an experienced group of Board members who understand the operations of the Fund and are exposed to the wide variety of issues that arise from overseeing different types of portfolios would bring to the Board. The Board has determined that the addition of the two New Directors would promote efficiency in the governance of the fund. The Board gave considerable weight to their expectation that the Fund will benefit from the diversity and experience of the New Directors that would be included in the expanded Board. The New Directors have significant experience with and understand the general operations of registered investment companies.  The Existing Directors are familiar with the experience of the New Directors in overseeing investment Fund portfolios, and wish to bring that same level of expertise to the Fund. In addition, the Board noted that certain SEC exemptive rules under the 1940 Act require the Fund to have a Board whose Independent Directors constitute at least seventy-five percent of the Board.

Therefore, after careful consideration, the Board recommends that the Members of the Fund vote” FOR" the election of the Proposed Directors as set forth in this Proposal.

If the Proposed Directors are elected by the Members, each Proposed Director will serve, effective the date of the Meeting, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Proposed Directors are not elected, the Board will consider what action is appropriate based upon the interests of the Members.

THE DIRECTORS RECOMMEND THAT MEMBERS VOTE "FOR" THE PROPOSAL.

Control Persons and Principal Holders of Securities

The following table sets forth as of June 29, 2007 the number and percentage of Units beneficially owned by the Proposed Directors and the Executive Officers, individually and as a group,  by owners of 5% or more of the Fund’s Units, and by each person deemed to be a “control person” under the SEC’s rules.

Name and Position	Number of Interests (Units) beneficially owned	Percentage of Interests beneficially owned	Address
Interested Director
Gary E. Shugrue Director Nominee, President and Chief Investment Officer	2,252.645	.09%	1235 Westlakes Drive Suite 130 Berwyn, PA 19312
Independent Directors
Robert Andres, Director	31,888.317	1.26%	1235 Westlakes Drive Suite 130 Berwyn, PA 19312
John Connors, Director	0	0%	1235 Westlakes Drive Suite 130 Berwyn, PA 19312
James Brinton, Director Nominee	0	0%	1235 Westlakes Drive Suite 130 Berwyn, PA 19312
Beneficial Owners of more than 5% and control persons
The Robert E. Turner Irrevocable Trust	261,736	10.33%	1205 Westlakes Drive Suite 100 Berwyn, PA 19312
The Robert E. and Carolyn W. Turner Foundation,	131,947	5.21%	1205 Westlakes Drive Suite 100 Berwyn, PA 19312
Robert E. Turner and Carolyn W. Turner, (JTWROS),	475,284	18.76%	1205 Westlakes Drive Suite 100 Berwyn, PA 19312

Mark Turner and Christine M. Turner (JTWROS),	25,000	0.99%	1205 Westlakes Drive Suite 100 Berwyn, PA 19312
ACP Institutional Series Strategic Opportunities Fund(1)	556,899	21.98%	1235 Westlakes Drive Suite 130 Berwyn, PA 19312
ACP Advantage Strategic Opportunities Fund(1)	640,868	25.29%	1235 Westlakes Drive Suite 130 Berwyn, PA 19312
All directors and executive officers of the Fund as a group	34,140.962	1.35%

(1)	Feeder Funds

Units held by ACP Institutional Series Strategic Opportunities Fund and ACP Advantage Series Strategic Opportunities Fund (the “Feeder Funds”), each of which is a portfolio series of ACP Funds Trust (the “Trust”) are voted pursuant to the direction of the Board of Trustees of those funds and the recommendations of the Investment Manager. Under the SEC’s rules, the Feeder Funds and the other control entities may be deemed to control the Fund.  As a result, these unit holders may be deemed to have the ability to determine the outcome of matters submitted to a vote of unit holders, including the election of directors. The Board of Trustees of the Trust consists of the same members as the Fund Board and the Trustees intend to vote the Units held by the Feeder Funds for the Proposed Directors in the same proportion as the shareholders of the Feeder Funds vote for the Trustees of the Feeder Funds.

Since January 1, 2006, the following transactions in Fund Units have been effected by Proposed Directors:

Robert Andres - purchased $400,000 of Units on April 1, 2006

Gary Shugrue - redeemed $100,000 of Units in March 2006 and $100,000 of Units in June 2007.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES AND SERVICES

The Fund has engaged Deloitte & Touche, LLP (“D&T”) to serve as the Fund’s Independent Registered Public Accounting Firm for fiscal 2007 and to audit the Funds financial statements. D&T has served in this capacity since 2004.

A representative of D&T is not expected to be available at the Meeting and therefore will not be present to make a statement and respond to appropriate questions from Members.

Audit Fees
The aggregate fees billed for each of the last two fiscal  years for professional services rendered by D&T for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $27,500 for 2005 and $30,000 for 2006. In addition, D&T was paid $28,500 and $35,000 for audits of affiliated funds for 2005 and 2006, respectively.

Audit-Related Fees
The aggregate fees billed in each of the last two fiscal years for assurance and related services by D&T that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported above are $0 for 2005 and $0 for 2006.

Tax Fees
The aggregate fees billed in each of the last two fiscal years for professional services rendered by D&T for tax compliance, tax advice, and tax planning are $0 for 2005 and $0  for 2006.

All Other Fees
The aggregate fees billed in each of the last two fiscal years for products and services provided by D&T, other than the services reported above, are $0 for 2005 and $0 for 2006.

The Board, in performing its functions as an audit committee, pre-approves all audit and permitted non-audit services the independent auditor provides to the Fund and all services that the independent auditor provides to the Fund’s investment adviser(s) and advisory affiliates (whether or not directly related to the registrant's operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services shall not require pre-approval. A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the Fund, its investment adviser and advisory affiliates that provide ongoing services to the Fund for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the Fund did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the Fund and the Fund approves them before the audit is complete.

The  percentage  of  hours  expended on the  principal accountant's engagement to audit the Fund’s financial statements for the most recent fiscal year that were attributed  to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

 The aggregate non-audit fees billed by the Fund’s  accountant for services  rendered to the Fund and rendered to the Fund's investment  adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund for  each of the last two fiscal years of the Fund was $0 for 2005 and $0 for 2006.

CODE OF ETHICS

The Fund and the Investment Manager each have adopted codes of ethics under Rule 17j-1 of the Investment Company Act that applies to their activities. The codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The code is available on the EDGAR database on the SEC’s web site at http.//www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Investment Manager. The Investment Manager is responsible for formulating a continuing investment program for the Fund.  The Fund and the ACP Funds Trust (collectively the “ACP Funds”) have entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”).  The principal business address of the Investment Manager is 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.  Gary Shugrue, who has over twenty years investment experience, serves as President and Chief Investment Officer of the Investment Manager and is primarily responsible for managing the Fund’s assets. For the fiscal years 2004, 2005 and 2006, the ACP Funds paid the Investment Manager $167,487, $207,357 and $335,016, respectively, under the Investment Management Agreement.

From the period of the Fund’s inception through April 2007, the Investment Management Agreement contained an expense reimbursement provision under which the Investment Manager agreed to waive fees and reimburse expenses in order to keep other expenses of the Fund from exceeding 0.15%. As a result of such provision, the net compensation received by the Investment Manager was less than the amounts set forth above.

Administrator, Transfer Agent and Dividend Paying Agent.   In May, 2007, the Fund engaged Pinnacle Fund Administration LLC (“Pinnacle”) to serve as the Fund Administrator. Pinnacle serves as the administrator, transfer agent and dividend paying agent for the Fund.  Pinnacle is an independent and privately owned full services hedge fund administrator servicing both domestic and offshore funds.  It provides general management related services to the Fund, including those relating to valuation of the Fund’s assets. Pinnacle is located at 8008 Corporate Center Drive, Suite 310, Charlotte, NC 28226.

ADJOURNMENT

In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. The Fund will bear the costs of any adjourned sessions. The persons named as proxies will vote for an adjournment any proxies that they are entitled to vote in favor of the proposal.

MEMBER PROPOSALS

The Fund is not required to hold annual Member meetings. Members wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Fund c/o Ascendant Capital Partners LP, 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

OTHER MATTERS

The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's last audited financial statements and annual report, for the fiscal year ended December 31, 2006 are available free of charge. To obtain a copy, please call the Fund at  (610) 993-9999 or send a written request to the Fund  at 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

Only one proxy statement (and one annual report, if not previously sent) is being sent to multiple security holders sharing an address unless the Fund has received contrary instructions from one or more of the Members. Upon written or oral request, the Fund will promptly deliver a separate copy of the proxy statement and/or annual report to a Member at a shared address to which a single copy of the documents was delivered. To receive a separate copy, Members may call the Fund at (610) 993-9999 or send a written request to the Fund at 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312. Members who are receiving multiple copies of the proxy statement and/or annual report can request a single copy by contacting the Fund as instructed above.

MEMBERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ACP STRATEGIC OPPORTUNITIES FUND, LLC

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE SPECIAL MEETING OF MEMBERS, TO BE HELD ON
AUGUST 20, 2007

The undersigned, hereby appoints Stephanie Strid as proxy, with full power of substitution, to vote at the Special Meeting of Members of the ACP Strategic Opportunities Fund II, LLC (the "Fund"), to be held at the offices of Ascendant Capital  Partners, LP, 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312 on Monday, August 20, 2007, at 9:00 a.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the” Meeting") all membership interests in the Fund that the undersigned would be entitled to vote if personally present at the Meeting, and in accordance with his own discretion, any other matters properly brought before the Meeting.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

Proposal:         To elect John Connors, Robert Andres, Gary Shugrue, and James Brinton as directors to the Board of Directors to hold office until their successor(s) are elected or until their resignation or removal.

                  ____For All

                  ____Against All

                  ____For All Except:  _____________________________________________

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING MEMBER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the units are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _________________, 2007

Signature of Member

Signature (Joint owners)

printed name of Member(s)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.